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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                 AUGUST 21, 2000
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                       1-3551                  25-0464690
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA  15219
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            (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code      (412) 553-5700
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                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.   Other Events

          o On August 21, 2000, Equitable Resources, Inc. announced the appointment of Philip P. Conti to serve as Vice President, Finance and Treasurer.

          A copy of the press release is included as Exhibit 99 to this report.


ITEM 7.   Financial Statements and Exhibits

     (c) Equitable Resources, Inc. press release announcing executive appointment is filed as Exhibit 99 to this report.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              EQUITABLE RESOURCES, INC.
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                                                    (Registrant)


                                  By  /s/ David L. Porges
                                      ----------------------------------------
                                                   David L. Porges
                                            Executive Vice President and
                                              Chief Financial Officer


   August 21, 2000
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                                  EXHIBIT INDEX



Exhibit No.               Document Description             Sequential Page No.
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99              Press release issued by Equitable                   4
                Resources, Inc., announcing executive
                appointment.




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